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                                                                   Exhibit 10.19

    Amendments to the Board Members' Deferred Compensation Plan of U.S. Trust
           Corporation As Amended and Restated through January 1, 1997

      RESOLVED that Section 8(f)(5) of the Plan is hereby amended effective April 28, 1998 by replacing the reference to "15 days" with "2 business days".

      RESOLVED that Section 9(c) and (d) of the Plan is hereby amended January 1, 1998 by replacing the reference to "10 annual installments" with "5, 10 or 15 annual installments".